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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                         Date of Report: August 8, 2000
                        (Date of earliest event reported)


                                   LMKI, INC.
             (Exact name of registrant as specified in its charter)



           Nevada                         0-26578                33-0662114
(State or other jurisdiction of    (Commission File Number)    (IRS Employer
     incorporation)                                          Identification No.)



            3355 Michelson Drive, Suite 300, Irvine, California 92612
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (949) 794-3000


                                 Not applicable
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

         On August 9, 2000, LMKI, Inc., (the "Company") issued a press release announcing that both William Kettle and A. Maria Kettle had resigned from all of their respective positions with the Company, effective as of August 8, 2000. Mr. Kettle had most recently served as the Company's Chief Executive Officer and Chairman of the Board of Directors. Mrs. Kettle had most recently served as the Company's Chief Operating Officer and as a member of the Board of Directors. A copy of the press release issued in connection with the resignation of Mr. and Mrs. Kettle is incorporated herein by reference and attached to this Report as
Exhibit 99.1. In connection with their resignations, the Company and each of Mr. and Mrs. Kettle entered into Severance Agreements that provide, among other things, for severance payments of $120,000 each over 12 months. In addition, Mr. Kettle agreed to cancel and terminate, without exercise, 5,000,000 options previously granted at an exercise price of $0.03 per share. Further, each of Mr. and Mrs. Kettle granted an irrevocable proxy to vote all shares of the Company's common stock in excess of 19.99% of the outstanding shares. The Company believes that the Severance Agreements and the Irrevocable Proxies permit current management greater flexibility to pursue their business strategy. Copies of the Severance Agreement between the Company and Mr. and Mrs. Kettle are also incorporated herein by reference and attached to this Report as Exhibits 99.2 and 99.3, respectively.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (c)    Exhibits.

Exhibit No.  Description
-----------  -----------

99.1 LMKI press release dated August 9, 2000, announcing resignations of William Kettle and A. Maria Kettle
99.2         Severance Agreement between LMKI, Inc. and William Kettle
99.3         Severance Agreement between LMKI, Inc. and A. Maria Kettle

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irvine, State of California, on August 14, 2000.

                                                    LMKI, INC.


                                                    By  /S/  JOHN W. DIEHL, JR
                                                        -----------------------
                                                        John W. Diehl, Jr.
                                                        Chief Financial Officer

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                                INDEX TO EXHIBITS
                                -----------------

The following exhibits are filed with the Current Report on Form 8-K.

Exhibit No.  Description
-----------  -----------

99.1 LMKI press release dated August 9, 2000, announcing resignations of William Kettle and A. Maria Kettle

99.2         Severance Agreement between LMKI, Inc. and William Kettle

99.3         Severance Agreement between LMKI, Inc. and A. Maria Kettle


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